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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 23, 2002
                Date of Report (Date of earliest event reported)




                             MSX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       333-49821                 38-3323099
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)




                  22355 WEST 11 MILE ROAD, SOUTHFIELD, MICHIGAN
                    (Address of principal executive offices)

                                      48034
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On December 20, 2002, a majority of our bank lenders agreed to an interim waiver of certain financial covenants in our bank-syndicated credit agreement in response to anticipated compliance issues in the fourth quarter of 2002. A press release describing the agreement was issued on December 23, 2002 and is attached as Exhibit 99.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS


(c)            Exhibits:

               99.1     Press Release dated December 23, 2002

               99.2     Form of Waiver Letter dated December 20, 2002























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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  December 23, 2002


MSX INTERNATIONAL, INC.


By:      /s/Frederick K. Minturn
         ------------------------
         Frederick K. Minturn
         Executive Vice President and
         Chief Financial Officer





















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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

99.1            Press Release dated December 23, 2002

99.2            Form of Waiver Letter dated December 20, 2002